Exhibit No. EX-99.q.2

                                POWER OF ATTORNEY

The undersigned Trustee of AFBA 5Star Funds (the "Registrant"),  hereby appoints
General Ralph E. Eberhart,  Robert E. Morrison and Andrew J. Welle as his or her
attorney-in-fact and agent, in all capacities,  to execute,  deliver and file in the names of the  undersigned,  any and all  instruments  that said attorney and agent may deem necessary or advisable to enable the Registrant to comply with or register any security issued by the Registrant under the Securities Act of 1933, as  amended,  and/or the  Investment  Company Act of 1940,  as amended,  and the rules, regulations and interpretations thereunder, including but not limited to, any  registration  statement,  including  any and all  pre-  and  post-effective
amendments  thereto,  any  registration   statements  on  Form  N-14,  including
amendments thereto,  any other document to be filed with the U.S. Securities and
Exchange  Commission and any and all documents required to be filed with respect thereto with any other  regulatory  authority.  The  undersigned  grants to said attorney,  full  authority  to do  every  act  necessary  to be done in order to effectuate  the same as fully,  to all intents and  purposes,  as he could do if personally present,  thereby ratifying all that said  attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

                                            /s/ General Monroe W. Hatch, Jr.
                                            General Monroe W. Hatch, Jr. (ret.)

Dated August 14, 2007

                                POWER OF ATTORNEY

The undersigned Trustee of AFBA 5Star Funds (the "Registrant"),  hereby appoints
General Ralph E. Eberhart,  Robert E. Morrison and Andrew J. Welle as his or her
attorney-in-fact and agent, in all capacities,  to execute,  deliver and file in the names of the  undersigned,  any and all  instruments  that said attorney and agent may deem necessary or advisable to enable the Registrant to comply with or register any security issued by the Registrant under the Securities Act of 1933, as  amended,  and/or the  Investment  Company Act of 1940,  as amended,  and the rules, regulations and interpretations thereunder, including but not limited to, any  registration  statement,  including  any and all  pre-  and  post-effective
amendments  thereto,  any  registration   statements  on  Form  N-14,  including
amendments thereto,  any other document to be filed with the U.S. Securities and
Exchange  Commission and any and all documents required to be filed with respect thereto with any other  regulatory  authority.  The  undersigned  grants to said attorney,  full  authority  to do  every  act  necessary  to be done in order to effectuate  the same as fully,  to all intents and  purposes,  as he could do if personally present,  thereby ratifying all that said  attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

                                 /s/ Lieutenant General John S. Fairfield
                                 Lieutenant General John S. Fairfield (ret.)

Dated August 14, 2007

                                POWER OF ATTORNEY

The undersigned Trustee of AFBA 5Star Funds (the "Registrant"),  hereby appoints
General Ralph E. Eberhart,  Robert E. Morrison and Andrew J. Welle as his or her
attorney-in-fact and agent, in all capacities,  to execute,  deliver and file in the names of the  undersigned,  any and all  instruments  that said attorney and agent may deem necessary or advisable to enable the Registrant to comply with or register any security issued by the Registrant under the Securities Act of 1933, as  amended,  and/or the  Investment  Company Act of 1940,  as amended,  and the rules, regulations and interpretations thereunder, including but not limited to, any  registration  statement,  including  any and all  pre-  and  post-effective
amendments  thereto,  any  registration   statements  on  Form  N-14,  including
amendments thereto,  any other document to be filed with the U.S. Securities and
Exchange  Commission and any and all documents required to be filed with respect thereto with any other  regulatory  authority.  The  undersigned  grants to said attorney,  full  authority  to do  every  act  necessary  to be done in order to effectuate  the same as fully,  to all intents and  purposes,  as he could do if personally present,  thereby ratifying all that said  attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

                                 /s/ Brigadier General Henry J. Sechler
                                 Brigadier General Henry J. Sechler (ret.)

Dated August 14, 2007